UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2006, Echo Healthcare Acquisition Corp. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to the Company’s amended and restated certificate of incorporation to reduce its authorized shares of common stock, par value $0.0001 per share, from 100,000,000 to 25,000,000, effective as of March 16, 2006. A copy of this amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.:	Description:

Exhibit 3.1	Amendment to Amended and Restated Certificate of Incorporation, dated March 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP.
(Registrant)

By: /s/ Joel Kanter
Joel Kanter
President and Secretary

Date: March 22, 2006